Exhibit 10.9

Nuclea Energy Inc.

SUBSCRIPTION AGREEMENT – COMMON SHARES

INSTRUCTIONS

1. All Purchasers:
Complete and sign pages (ii) and (iii) of this subscription agreement.

2. All Purchasers must complete the appropriate appendices based on their residency and investor status:
(a) Canadian Accredited Investors: Complete and sign Appendix I and its required Exhibits.
(b) U.S. Purchasers: Complete and sign Appendix I (including Exhibits) AND Appendix II.
(c) International Purchasers (non-Canadian, non-U.S.): Complete and sign Appendix III.

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PLEASE READ THE ABOVE INSTRUCTIONS CAREFULLY TO ENSURE ALL DOCUMENTS, AS APPLICABLE TO YOUR SUBSCRIPTION, ARE COMPLETED PROPERLY. PLEASE RETURN YOUR COMPLETED SUBSCRIPTION AGREEMENT TO NUCLEA ENERGY INC., 9525 GRANT PLACE, DELTA, BRITISH COLUMBIA, V4C 6A2, ATTENTION: Sagar Sanghera (EMAIL: sagar@nuclea.energy).
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SUBSCRIPTION AGREEMENT

TO:	Nuclea Energy Inc. (the “Issuer”)

The undersigned (the “Purchaser”), on its own behalf, and, if applicable, on behalf of those for whom the undersigned is contracting hereunder, hereby irrevocably subscribes for and agrees to purchase the number of common shares (each a “Share”) of the Issuer set out below to be issued for the aggregate consideration set out below, representing a subscription price of US$1.40 per Share, subject to the following terms and conditions. This agreement, which for greater certainty includes and incorporates the attached Schedules and Appendices, is referred to herein as the “Agreement”. The Purchaser agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription” including, without limitation, the representations, warranties and covenants set forth in the appendices attached thereto. The Purchaser further agrees, without limitation, that the Issuer may rely on the Purchaser’s representations, warranties and covenants contained in such documents.

All references to monetary amounts are to United States Dollars.

Please print all information (other than signatures), as applicable, in the space provided below

The Subscriber hereby provides the Corporation the following instructions in connection with the settlement of the Shares being purchased hereunder and hereby directs the Corporation to issue and register (and deliver any definitive certificates, if applicable) the Shares as follows:

Subscriber Information and Signature

By:	Principal Amount US$:
Authorized Signature	(the “Principal Amount”)

(Official Capacity or Title – if the Subscriber is not an individual)	State whether Subscriber is an Insider* of the Corporation:
Yes No

(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)	State whether Subscriber is a Registrant*:
Yes No

(Subscriber’s Residential Address, including Municipality and Province)	(*see Article I, section 1.1. – Definitions)

(Subscriber’s Telephone Number) (Email Address)

Account Registration Information:	Delivery Instructions:

(Name)	(Name)

(Account Reference, if applicable)	(Account Reference, if applicable)

(Address, including Postal Code)	(Address, including Postal Code)

(Telephone Number) (Fax Number)

(Contact Name)

to be completed by the issuer only

The Issuer accepts the subscription on the terms and conditions of this Agreement, including the attached “Terms and Conditions of Subscription”, for the number of Shares as set forth on the front page of this Agreement.

Nuclea Energy Inc.

By:
Authorized Signing Officer

Date:		, 2025

IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED IN THIS AGREEMENT, THE PARTIES AGREE AS FOLLOWS:

1.0	interpretation

1.1	In this Agreement, unless the context otherwise requires:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended.

(b)	“Acts” means, collectively, the applicable securities laws of each of the Designated Jurisdictions and the respective regulations made and forms prescribed thereunder, together with all applicable rules, published policy statements, blanket orders, rulings and instruments of the Commissions;

(c)	“Agreement” means this subscription agreement and, for greater certainty, includes all appendices and exhibits attached hereto, in each case as they may be amended or supplemented from time to time;

(d)	“Applicable Securities Laws” means, in respect of each and every offer and sale of Shares, the securities legislation having application thereto and the rules, policies, notices and orders issued by applicable securities regulatory authorities having application thereto;

(e)	“B.C. Act” means the Securities Act (British Columbia), the regulations and rules thereunder and all administrative policy statements, instruments, blanket orders, notices, directions and rulings issued or adopted by the British Columbia Securities Commission, all as amended;

(f)	“BCSC” means the British Columbia Securities Commission;

(g)	“business day” means a day which is not a Saturday, Sunday or legal holiday in Vancouver, British Columbia;

(h)	“Closing Date” has the meaning set forth in section 6.1 herein;

(i)	“Closing” means the completion of the sale and purchase of the Shares in accordance with section 6.0, of which there may be one or more Closings on one or more Closing Dates;

(j)	“Commissions” means, collectively, the securities commission or other securities regulatory authority in each of the Designated Jurisdictions;

(k)	“Common Shares” means the common shares with a par value of C$0.01 in the capital of the Issuer;

(l)	“Designated Jurisdictions” means each of the provinces and territories of Canada in which Purchasers are resident;

(m)	“Escrow Agent” means Endeavor Trust Corporation.

(n)	“Escrow Agreement” means the escrow agreement to be entered into between the Issuer and the Escrow Agent governing the holding and release of the Subscription Proceeds.

(o)	“Exemptions” means the exemptions from prospectus or registration statement requirements or equivalent requirements under Applicable Securities Laws;

(p)	“General Solicitation” or “General Advertising” means “general solicitation or general advertising”, as used under Rule 502(c) of Regulation D under the 1933 Act, including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or the internet or broadcast over radio, internet or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising;

(q)	“National Instrument 45-106” means National Instrument 45-106 – Prospectus Exemptions;

(r)	“Person” means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(s)	“Purchaser” has the meaning set forth on page (ii) hereof;

(t)	“Regulation S” means Regulation S promulgated under the 1933 Act;

(u)	“Regulatory Authorities” means the Commissions, collectively;

(v)	“Shares” has the meaning set forth on page (ii) hereof;

(w)	“Subscribed Shares” means the number of Shares being purchased by the Purchaser as set out on page (ii) of this Agreement;

(x)	“Subscription Price” means the price per Share to be paid by the Purchaser to purchase Share under the Offering, being US$1.40 per Share;

(y)	“Subscription Proceeds” means the aggregate Subscription Price for the Subscribed Shares;

(z)	“U.S. Person” means a “U.S. person” as that term is defined in Rule 902(k) of Regulation S;

(aa)	“U.S. Purchaser” means (a) any U.S. Person, (b) any person purchasing securities for the account or benefit of any U.S. Person or any person in the United States, (c) any person that receives or received an offer of the Shares while in the United States (except persons excluded from the definition of U.S. person pursuant to Rule 902(k)(2)(vi) of Regulation S (as defined herein) or persons holding accounts excluded from the definition of U.S. person pursuant to Rule 902(k)(2)(i) of Regulation S, solely in their capacities as holders of such accounts), and (d) any person that is in the United States at the time the subscriber’s buy order was made or this Agreement was executed or delivered (except persons excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) of Regulation S (as defined herein) or persons holding accounts excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) of Regulation S, solely in their capacities as holders of such accounts); and

(bb)	“United States” has the meaning ascribed to such term in Rule 902(l) of Regulation S;

1.2	In this Agreement:

(a)	unless otherwise indicated, “$” or “currency” mean United States Dollars;

(b)	a statute or code or a specific provision thereof includes every regulation made pursuant thereto, all amendments to the statute, under or to any regulation in force, from time to time, and any statute, code or regulation that supplements or supersedes such statute, code or any such regulation; and

(c)	an entity includes any entity that is a successor of such entity.

1.3	Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

1.4	This Agreement is to be read with all changes in gender or number as are required by the context.

1.5	The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

1.6	This Agreement is governed by, subject to and interpreted in accordance with the laws prevailing in the Province of British Columbia and the federal laws of Canada applicable therein, and the parties hereby agree to attorn to the exclusive jurisdiction of the courts of the Province of British Columbia regarding any dispute arising in connection with this Agreement.

2.0	THE PRIVATE PLACEMENT

2.1	The Purchaser hereby confirms its irrevocable subscription for and offer to purchase the Subscribed Shares, and hereby tenders the Subscription Proceeds, which, upon acceptance by the Issuer, will constitute a binding agreement of the Purchaser with the Issuer to purchase from the Issuer, and, on the part of the Issuer, to sell to the Purchaser, the Subscribed Shares, on and subject to the terms and condition set out in this Agreement, for the Subscription Price which is payable as described herein.

2.2	The Purchaser acknowledges and agrees that notwithstanding section 2.1 above, the Issuer reserves the right to reject this subscription for the Subscribed Shares, in whole or in part, at any time prior to the Closing. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Issuer on account of the Subscription Price will be promptly returned to the Purchaser without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Price for that portion of the Subscription for the Subscribed Shares which is not accepted will be promptly delivered to the Purchaser without interest or deduction.

2.3	The Shares will be offered in each of the Designated Jurisdictions and the United States, and in certain other jurisdictions as determined by the Issuer.

3.0	Offering Size; Maximum; Minimum Subscription.

3.1	The offering of Shares (the “Offering”) is for aggregate gross proceeds targeted at US$2,700,000, and the Issuer may accept subscriptions up to an aggregate maximum of US$4,000,000. The minimum subscription amount per Purchaser is US$50,000, which the Issuer may waive in its sole discretion.

4.0	ESCROW OF SUBSCRIPTION PROCEEDS

4.1	The Purchaser acknowledges and agrees that all Subscription Proceeds will be delivered to and held in trust by the Escrow Agent in accordance with the terms of this Agreement and the Escrow Agreement.

4.2	The Closing of the Offering is conditional upon the Issuer receiving subscriptions for a minimum of US$2,000,000 (the “Minimum Offering Amount”).

4.3	The Escrow Agent shall release the aggregate Subscription Proceeds to the Issuer only if the Minimum Offering Amount has been subscribed for within forty-five (45) days of the Opening Date of the Offering (the “Escrow Period”), as further detailed in the Escrow Agreement. For purposes of this Section “Opening Date” means the first date on which the Issuer accepts any subscription agreement for the Offering and deposit of Subscription Proceeds into escrow is first permitted.

4.4	If the Minimum Offering Amount is not subscribed for by the end of the Escrow Period, the Purchaser’s subscription shall be cancelled, and the Escrow Agent shall return the Subscription Proceeds to the Purchaser without interest or deduction, in accordance with the terms of the Escrow Agreement.

5.0	REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGEMENTS OF THE Purchaser

5.1	The Purchaser, on its own behalf, and if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder, hereby acknowledges, represents and warrants to, and covenants with, the Issuer as follows as at the date hereof and as at the Closing Date and acknowledges that the Issuer and its counsel are relying on such representations and warranties in connection with the transactions contemplated herein:

(a)	the Purchaser certifies that it or its disclosed principal, as the case may be, is resident in the jurisdiction set out as the “Purchaser’s Residential or Head Office Address” or “Address of disclosed principal”, if applicable, on pages ii and iii of this Agreement, which address is the residence or place of business of the Purchaser or disclosed principal, and that such address was not obtained or used solely for the purpose of acquiring the Subscribed Shares;

(b)	the Purchaser is purchasing the Shares:

(i)	as principal for its own account and not for the benefit of any other person or is deemed under the Acts to be purchasing the Shares as principal, and in either case, is purchasing the Shares for investment only and not with a view to the resale or distribution of all or any of the Shares provided, however, that it is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered under the Trust and Loan Company Act (Canada) or under comparable legislation in another jurisdiction of Canada; or

(ii)	as agent for a principal disclosed on page (iii) hereof and is not deemed under the Acts to be purchasing the Shares as principal, and the Purchaser is the duly authorized trustee or agent of such disclosed principal with due and proper power and authority to execute and deliver, on behalf of each such disclosed principal, this Agreement and all other documentation in connection with the purchase of the Subscribed Shares hereunder, to agree to the terms and conditions herein and therein set out and to make the representations, warranties, acknowledgements and covenants herein and therein contained, all as if each such beneficial purchaser were the Purchaser and is subscribing as principal for its own account and not for the benefit of any other person for investment only and not for resale and Purchaser’s actions as trustee or agent are in compliance with applicable law and the Purchaser and each beneficial purchaser acknowledges that the Issuer may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of the Subscribed Shares for whom it may be acting provided, however, that it is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered under the Trust and Loan Company Act (Canada) or under comparable legislation in another jurisdiction of Canada;

(c)	no person has made to the Purchaser any written or oral representations:

(i)	that any person will resell or repurchase any of the Shares;

(ii)	that any person will refund the purchase price of any of the Shares; or

(iii)	as to the future price or value of any of the Shares;

(d)	the Purchaser is not and will not become a “control person” (as defined in the B.C. Act) of the Issuer by virtue of the purchase of the Shares and does not intend to act in concert with any other person to form a control group of the Issuer;

(e)	the Purchaser and any beneficial purchaser for whom the Purchaser is contracting hereunder is not a “promoter” of the Issuer within the meaning of the B.C. Act;

(f)	this subscription has not been solicited in any manner contrary to the Acts or the 1933 Act;

(g)	the Shares have not been registered under the 1933 Act or the securities laws of any state of the United States, the Shares may not be offered or sold, directly or indirectly, in the United States or to or for the account or benefit of a U.S. Person or person in the United States except pursuant to registration under the 1933 Act and the securities laws of all applicable states or available exemptions therefrom, and the Issuer has no obligation or present intention of filing a registration statement under the 1933 Act or any state securities laws in respect of any of the Shares;

(h)	Non-U.S. Purchasers: unless the Purchaser is a U.S. Purchaser who has completed and delivered the Accredited Investor Certificate attached as Appendix I AND the U.S. Accredited Investor Certificate attached as Appendix III hereto (in which case the Purchaser makes the representations warranties and covenants contained therein), the Purchaser acknowledges and agrees that:

(i)	unless the Purchaser is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) of Regulation S (as defined herein) or a person holding accounts excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) of Regulation S, solely in their capacity as holder of such accounts, the offer to purchase the Shares was not made to the Purchaser when either the Purchaser or any beneficial purchaser for whom it is acting, if applicable, was in the United States and at the time the Purchaser’s subscription for Shares was executed and delivered to the Issuer, the Purchaser and any beneficial purchaser for whom it is acting, if applicable, was outside the United States;

(ii)	the Purchaser is not a U.S. Person and is not purchasing the Shares for the account or benefit of a U.S. Person or a person in the United States;

(iii)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

(iv)	the Purchaser and any beneficial purchaser for whom it is acting, if applicable, acknowledges that the Shares have not been registered under the 1933 Act or any applicable securities laws of any state of the United States and has no intention to distribute either directly or indirectly any of the Shares in the United States, except in compliance with the 1933 Act and any applicable securities laws of any state of the United States; and

(v)	the Purchaser or any beneficial purchaser for whom it is acting, if applicable, is not purchasing the Subscribed Securities as the result of any “directed selling efforts” (as defined in Rule 902(c) of the 1933 Act);

(i)	if the Purchaser, or its disclosed principal, as the case may be, is resident outside of Canada and the United States, the Purchaser has completed, executed, and delivered the Certificate of International Purchaser attached as Appendix III hereto:

(i)	the Purchaser or such disclosed principal, as the case may be, is knowledgeable of, or has been independently advised as to, the Applicable Securities Laws of the securities regulatory authorities (the “Authorities”) having application in the jurisdiction in which the Purchaser or such disclosed principal, as the case may be, is resident (the “International Jurisdiction”) which would apply to the acquisition of the Shares, if any;

(ii)	the Purchaser is purchasing the Shares pursuant to a duly available Exemption in the International Jurisdiction or, if such is not applicable, the Purchaser is permitted to purchase the Shares under the Applicable Securities Laws of the Authorities in the International Jurisdiction without the need to rely on any Exemption;

(iii)	the Applicable Securities Laws of the Authorities in the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Subscribed Shares;

(iv)	the Purchaser will provide such evidence of compliance with all such matters as the Issuer or its counsel may request; and

(v)	the purchase of the Subscribed Shares by the Purchaser does not trigger:

(A)	any obligation for the Issuer to prepare and file a registration statement, prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(B)	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction;

(j)	the Purchaser has no knowledge of a “material fact” or “material change” (as those terms are defined in the Acts) in respect of the Issuer that has not been generally disclosed to the public;

(k)	the Purchaser’s decision to tender this subscription and purchase the Shares has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Issuer or any other person other than as set out in this Agreement, and is based entirely upon currently available public information concerning the Issuer;

(l)	this subscription is irrevocable and requires only acceptance by the Issuer;

(m)	the Issuer will have the right to accept this subscription in whole or in part and the acceptance of this subscription will be conditional upon the sale of the Subscribed Shares to the Purchaser being made pursuant to applicable Exemptions;

(n)	if the Purchaser is:

(i)	a corporation, the Purchaser is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Agreement, to subscribe for the Shares as contemplated herein and to carry out and perform its obligations under the terms of this Agreement;

(ii)	a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, the Purchaser is of full age of majority and is legally competent to execute this Agreement and to observe and perform his or her covenants and obligations hereunder;

(o)	the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms or provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which it is or may be bound;

(p)	this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser;

(q)	all certificates representing the Shares will bear such legends as are required under Applicable Securities Laws;

(r)	the Purchaser acknowledges and agrees that the Shares will be subject to such trade restrictions as may be imposed by operation of Applicable Securities Laws and that the Issuer will be required to legend the certificates representing such Shares with those restrictions. This will prevent the Purchaser from reselling these securities except in very limited circumstances. The Purchaser further acknowledges that the Issuer is not a reporting issuer in any province or territory of Canada and, accordingly, any applicable hold period under Applicable Securities Laws may never expire, and the Shares may be subject to restrictions on resale for an indefinite period of time. The Purchaser further acknowledges and agrees that it is the Purchaser’s obligation to comply with the trade restrictions in all of the applicable jurisdictions and the Issuer offers no advice as to those trade restrictions except as provided for herein. The Purchaser further acknowledges that it may never be able to resell these Shares.

(s)	the Purchaser acknowledges that the Shares may be subject to escrow or other resale restrictions under Applicable Securities Laws and agrees to comply with such restrictions.

(t)	the Purchaser’s investment in the Shares is speculative and involves a high degree of risk, substantial financing for the Issuer may be required in the future, and there is no assurance that any such additional financing can be obtained.

(u)	if required by Applicable Securities Laws or by any securities commission, stock exchange or other regulatory authority, or if reasonably requested by the Issuer, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing such reports, undertakings and other documents with respect to the transfer or issue of the Shares as may be required;

(v)	the Purchaser has not purchased the Shares as a result of any form of General Solicitation or General Advertising;

(w)	the Purchaser acknowledges that the Shares are highly speculative in nature and that there are significant risks associated with the purchase of the Shares and the Purchaser has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of its investment in the Shares, fully understands the speculative nature of the Shares and is able to bear the economic risk of loss of its entire investment;

(x)	the Issuer may be required by law or otherwise to disclose to regulatory authorities the identity of the Purchaser and each beneficial purchaser for whom the Purchaser may be acting;

(y)	the Purchaser has not received, nor has it requested, nor does it have any need to receive, any offering memorandum or any other document from the Issuer describing the business and affairs of the Issuer, and the Purchaser has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Shares;

(z)	this subscription is not enforceable by the Purchaser unless it has been accepted by the Issuer and the Purchaser waives any requirement on the Issuer’s behalf to immediately communicate their acceptance of this subscription to the Purchaser;

(aa)	in connection with the Purchaser’s subscription, the Purchaser has not relied upon the Issuer for investment, legal or tax advice, and has in all cases sought or elected not to seek the advice of the Purchaser’s own personal investment advisers, legal counsel and tax advisers and the Purchaser is able, without impairing its financial condition, to hold the Shares for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with its investment;

(bb)	all costs and expenses incurred by the Purchaser (including any fees and disbursements of any counsel or other advisors retained by the Purchaser) relating to the purchase of the Shares shall be borne by the Purchaser;

(cc)	the Purchaser acknowledges that the Issuer and its counsel are relying on the representations, warranties and covenants contained herein and in the applicable Appendices attached hereto to determine the Purchasers eligibility to subscribe for Shares under Applicable Securities Laws and the Purchaser agrees to indemnify the Issuer and its directors and officers against all losses (other than loss of profits), claims costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon. The Purchaser undertakes to immediately notify the Issuer if any change in any statement or other information relating to the Purchaser set forth in such applicable Appendices which takes place prior to the Closing Date;

(dd)	the Purchaser acknowledges that the Issuer’s legal counsel are acting as counsel to the Issuer and not as counsel to the Purchaser, and

(ee)	the funds representing the aggregate Subscription Price for the Subscribed Shares which will be advanced by the Purchaser hereunder are not proceeds of crime as defined in the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”), the United Kingdom Proceeds of Crime Act 2002 (the “POCA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Purchaser acknowledges that the Issuer may in the future be required by law to disclose the Purchaser’s name and other information relating to this Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA, POCA or the PATRIOT Act. To the best of the Purchaser’s knowledge (i) none of the subscription funds to be provided by the Purchaser (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United Kingdom, the United States of America, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and (ii) the Purchaser shall promptly notify the Issuer if the Purchaser discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith.

5.2	The Purchaser acknowledges and agrees that the foregoing representations and warranties and any representations and warranties contained in the applicable Appendices attached hereto are made by the Purchaser with the intent that they may be relied upon in determining its eligibility as a purchaser of the Shares under relevant securities legislation and the Purchaser hereby agrees to indemnify and hold harmless the Issuer and its representatives, directors, officers, employees, legal counsel and agents from and against all losses, liability, claims, costs, expenses and damages from reliance thereon in the event that any of such representations or warranties are untrue in any material respect. The Purchaser further agrees that by accepting the Shares, the Purchaser shall be representing and warranting that the foregoing representations and warranties contained herein or in any document furnished by the Purchaser to the Issuer are true as at the Closing with the same force and effect as if they had been made by the Purchaser as at the Closing.

5.3	The representations, warranties and covenants of the Purchaser contained in this Agreement shall survive the Closing, notwithstanding such Closing or any investigation made by or on behalf of the Issuer with respect thereto, shall continue in full force and effect for the benefit of the Issuer.

6.0	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER

The Issuer represents and warrants as follows to the Purchaser at the date of this Agreement and at the Closing Date and acknowledges and confirms that the Purchaser is relying upon such representations and warranties in connection with the offer, sale and issuance of the Shares to the Purchaser:

(a)	the Issuer is a valid and subsisting Issuer duly incorporated and in good standing under the laws of the jurisdiction in which it was incorporated, continued or amalgamated;

(b)	the Issuer has good and sufficient right and authority to enter into this Agreement and complete the transactions contemplated hereby on the terms and conditions set forth herein;

(c)	the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the completion of its transactions contemplated under this Agreement will not conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the constating documents of the Issuer or any indenture, mortgage, agreement, lease, license or other instrument or any kind whatsoever to which the Issuer is a party or by which it is bound, or any judgment or order of any kind whatsoever or any Court or administrative body of any kind whatsoever by which it is bound;

(d)	with respect to the Shares to be offered and sold hereunder in reliance on Rule 506(b) of Regulation D under the 1933 Act (the “Regulation D Securities”), none of the Issuer, any of its predecessors, any affiliated entity of the Issuer, any director or executive officer of the Issuer, any other officer of the Issuer participating in the Offering of the Regulation D Securities, any general partner or managing member of the Issuer, any beneficial owner of 20% or more of the Issuer’s outstanding voting equity securities, calculated on the basis of voting power, or any promoter connected with the Issuer in any capacity at the time of sale of the Regulation D Securities is subject to any of the “Bad Actor” disqualifications provisions described in Rule 506(d) under the 1933 Act (a “Disqualification Event”); and

(e)	if Shares are being issued under the prospectus exemption contained in Section 2.6.1 of National Instrument 45-106, the Issuer confirms that it is not an “investment fund” as defined in National Instrument 45-106.

6.2	Subject to receipt of all completed documentation, the Closing will take place at the offices of the Issuer on such date or dates and at such time as may be determined by the Issuer in its sole discretion (the “Closing Date”). The Subscription Proceeds will be returned to the Purchaser without interest or deduction should the Issuer determine that Closing will not occur.

6.3	Upon execution of this Subscription Agreement, the Purchaser will deliver to the Issuer the following documents, each duly completed and executed by the Purchaser:

(a)	this Agreement;

(b)	payment of the Subscription Proceeds hereunder by way of wire transfer delivered to the Escrow Agent in accordance with the wire instructions set forth in Schedule “A” attached hereto;

(c)	if the Purchaser, or its disclosed principal, as the case may be, is an “accredited investor” as defined in National Instrument 45-106 or for residents of Ontario as defined in section 73.3(2) of the OSA, an Accredited Investor Certificate in the form set out in Appendix I including Exhibit “1” and, if the Purchaser is an “accredited investor” who is an individual, Exhibit “2” thereto; and

(d)	if the Purchaser, or its disclosed principal, as the case may be, is a U.S. Purchaser, an Accredited Investor Certificate in the form set out in Appendix I including Exhibit “I” and, if the Purchaser is an “accredited investor” who is an individual, Exhibit “2” thereto; and a U.S. Accredited Investor Certificate in the form set out in Appendix II.

6.4	Subject to receipt of all completed documentation in accordance with subsection 6.2 above, at the Closing, the Issuer will deliver to the Purchaser:

(a)	a photocopy of this Agreement confirming the execution hereof by the Issuer; and

(b)	definitive certificates representing the number of Subscribed Shares registered in the name of the Purchaser or in such other name as set forth under “Registration Instructions” on page (iii) of this Agreement.

6.5	The Purchaser acknowledges that the Offering may be completed at one or more partial closings in the discretion of the Issuer and that the Closing as contemplated in this Agreement may be effected at one or more of such partial closings.

6.6	Upon the Closing, the Issuer is irrevocably entitled to the Subscription Proceeds, subject to the rights of the Purchaser under this Agreement and any applicable laws.

7.0	8. POST-LISTING RESALE RESTRICTIONS

7.1	The Purchaser acknowledges and agrees that in the event the Issuer completes an initial public offering or other stock exchange listing transaction in the United States (the “Listing Event”), all Shares acquired hereunder shall be subject to a contractual restriction from trading for a period of six (6) months following the date of the Listing Event (the “Lock-Up Period”).

7.2	Notwithstanding Section 7.1, the trading restriction may be partially lifted prior to the expiry of the Lock-Up Period under the following conditions:

(a) if the high bid price per Share on the applicable stock exchange exceeds $7.50 USD for ten (10) consecutive trading days, with a minimum of 100,000 Shares traded per day, the Purchaser may thereafter sell up to thirty-three percent (33%) of the Shares held, provided that any sales on a single trading day do not exceed 3% of that day’s total trading volume;

(b) if the high bid price per Share on the applicable stock exchange exceeds $10.00 USD for ten (10) consecutive trading days, with a minimum of 100,000 Shares traded per day, the Purchaser may thereafter sell up to sixty-six percent (66%) of the Shares held, subject to the same daily volume limitation; and

(c) if the high bid price per Share on the applicable stock exchange exceeds $15.00 USD for ten (10) consecutive trading days, with a minimum of 100,000 Shares traded per day, the Purchaser may thereafter sell all of the Shares held, subject to the same daily volume limitation.

7.3	The Purchaser agrees to execute any additional lock-up or escrow agreement required by the Issuer, its underwriters, or any regulatory authority in connection with the Listing Event.

7.4	The Purchaser acknowledges that these contractual restrictions are in addition to any resale restrictions imposed by Applicable Securities Laws.

8.0	LEGENDS

The Purchaser acknowledges that the certificates representing the Shares will bear the following legends, as applicable:

(a) For ALL purchasers (Canadian Legend): “UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE]”.

(b) For U.S. Purchasers and Regulation S purchasers (U.S. Legend): “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER.”

(c) For ALL purchasers (Contractual Lock-Up Legend): “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CONTRACTUAL RESTRICTIONS ON TRANSFER AS SET FORTH IN A SUBSCRIPTION AGREEMENT DATED SEPTEMBER [●], 2025. THESE RESTRICTIONS INCLUDE A SIX-MONTH HOLDING PERIOD FROM ANY STOCK EXCHANGE LISTING WITH PROVISIONS FOR EARLY RELEASE AT US$7.50, US$10.00, AND US$15.00 PRICE THRESHOLDS SUBJECT TO VOLUME CONDITIONS. A COPY OF SUCH RESTRICTIONS MAY BE OBTAINED FROM THE ISSUER.”

(d) Such other legends as may be required by applicable securities laws, the Issuer’s constating documents, or any agreement to which the Purchaser is a party to.

9.0	INDEMNITY

9.1	The Issuer shall indemnify, defend and hold the Purchaser harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto, arising from an untrue, inaccurate or breached statement, representation, warranty or covenant of the Issuer contained herein.

9.2	The Purchaser (on its own behalf and, if applicable, on behalf of any person for whose benefit the Purchaser is subscribing) acknowledges and consents to the fact the Issuer is collecting the Purchaser’s (and any beneficial purchaser’s) personal information for the purpose of completing the Purchaser’s subscription. The Purchaser (on its own behalf and, if applicable, on behalf of any person for whose benefit the Purchaser is subscribing) acknowledges and consents to the Issuer retaining the personal information for as long as permitted or required by applicable law or business practices. The Purchaser (on its own behalf and, if applicable, on behalf of any person for whose benefit the Purchaser is subscribing) further acknowledges and consents to the fact the Issuer may be required by Applicable Securities Laws and stock exchange rules to provide regulatory authorities any personal information provided by the Purchaser respecting itself (and any beneficial purchaser). The Purchaser represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers.

The Purchaser hereby acknowledges and consents to: (i) the collection, use and disclosure by the Issuer of Personal Information (as defined below) concerning the Purchaser to a securities commission or other regulatory authority (a “Securities Commission”) divisions; and (ii) the collection, use and disclosure of Personal Information by any stock exchange on which the Issuer’s securities are listed for the following purposes.

The Purchaser also acknowledges that a Securities Commission may indirectly collect the Personal Information under the authority granted to them by securities legislation. The Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of the jurisdiction of each Securities Commission. For questions about the collection of Personal Information by the Ontario Securities Commission, the Purchaser may contact the Administrative Support Clerk, Ontario Securities Commission at Suite 1903, Box 5520, Queen Street West, Toronto, Ontario, M5H 3S8, (416) 593-3684.

Herein, “Personal Information” means any information about an identifiable individual and includes information provided by the Purchaser pursuant to this Agreement.

10.0	FINDER’S FEES

10.1	The Purchaser understands that in connection with the Offering, certain finders at arm’s length to the Issuer may receive from the Issuer on the Closing a commission, payable in cash or Shares of the Issuer.

11.0	Further Assurances

11.1	The parties hereto each covenant and agree to execute and deliver such further agreements, documents and writings and provide such further assurances as may be required by the parties to give effect to this Agreement and without limiting the generality of the foregoing to do all acts and things, execute and deliver all documents, agreements and writings and provide such assurances, undertakings and information as may be required from time to time by all regulatory or governmental bodies or stock exchanges having jurisdiction over the Issuer’s affairs or as may be required from time to time under the Applicable Securities Laws.

12.0	POWER OF ATTORNEY

12.1	The Purchaser hereby irrevocably appoints the president of the Issuer, or his successor in office from time to time, as the Purchaser’s due and lawful attorney in fact for the Purchaser and authorize him as such to make and sign on the Purchaser’s behalf and to deliver:

(a)	any pooling and escrow agreements, whether voluntary or not, and other documents which such attorney sees fit in his discretion to give on its behalf to the securities regulatory authorities in the jurisdictions in which the Shares are sold pursuant to their policies concerning seed share resale restrictions or other policies in connection with any distribution to the public of securities of the Issuer, on such terms and subject to such conditions as such attorney may in his discretion deem fit or advisable and whether or not such pooling and escrow agreement is required by applicable regulatory authorities or by the Issuer; and

(b)	any and all resolutions of shareholders, as may be deemed desirable by the directors of the Issuer to provide for any changes in the Issuer’s constating documents necessary to enable the Issuer to offer its shares to the public.

12.2	The foregoing appointment will remain effective until the earlier of:

(a)	such time (if ever) as the Issuer may complete an initial public offering of its securities to the public pursuant to applicable securities legislation or other going public transaction and becomes listed on a stock exchange in Canada; and

(b)	24 months from the date of acceptance of this Agreement by the Issuer.

12.3	The power of attorney granted herein is an irrevocable power coupled with an interest and it shall survive the death, disability, mental infirmity, or bankruptcy of the Purchaser or the assignment by the Purchaser of the whole or any part of the interest of the Purchaser in the Shares.

12.4	The Purchaser agrees to be bound by any representations made and actions taken by the Issuer pursuant to this power of attorney in accordance with the terms hereof and hereby waives any and all defences which may be available to the Purchaser to contest, negate or disaffirm the action of the Issuer taken under this power of attorney.

12.5	The Issuer, its directors, officers, employees, advisors and agents shall not be liable for any act done or omitted hereunder as attorney for the Purchaser. The Purchaser hereby agrees to indemnify the Issuer, its directors, officers, employees, advisors and agents and holds them harmless against any loss, liability or expense arising out of, or in connection with, any actions taken pursuant to this power of attorney.

13.0	MISCELLANEOUS

13.1	The Purchaser consents to the filing of such documents and any other documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the Offering.

13.2	This Agreement, which includes any interest granted or right arising under this Agreement, may not be assigned or transferred.

13.3	Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the Shares and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

13.4	The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of this Agreement and any other appendices, exhibits, schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

13.5	This Agreement enures to the benefit of and is binding upon the parties and, as the case may be, their respective heirs, executors, administrators and successors.

13.6	Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile or electronic mail to the party, as follows:

(a)	in the case of the Issuer, to:

Nuclea Energy Inc.
9525 Grant Place
Delta, British Columbia, V4C 6A2,

Attention: Sagar Sanghera
E-mail: sagar@nuclea.energy

(b)	in the case of the Purchaser to the address of the Purchaser set out on page (ii) of this Agreement.

Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a business day then the notice, direction or other instrument shall be deemed to have been given and received on the first business day next following such day and if transmitted by fax or electronic mail, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a business day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first business day next following the day of such transmission. Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

13.7	The contract arising out of this Agreement and all documents relating thereto, have been or will be drafted in English only by common accord among the parties. Le soussigné reconnaît par les présentes qu’il a exigé que le contrat résultant de cette convention de souscription ainsi que tous documents y afférents soient rédigés en langue anglaise seulement.

13.8	This Agreement may be executed in counterparts, each of which when delivered will be deemed to be an original and all of which together will constitute one and the same document and the Issuer will be entitled to rely on delivery by facsimile machine, computer scanner or other electronic transmission of an executed copy of this Agreement, and acceptance by the Issuer of such copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer as if the Issuer had accepted the Agreement originally executed by the Purchaser.

14.0	13. CONFIDENTIALITY

14.1	13.1 The Purchaser agrees that the terms and conditions of this Agreement, the existence of the Offering, and all information provided by the Issuer in connection herewith are confidential and shall not be disclosed to any third party, other than the Purchaser’s legal, financial, and tax advisors who are bound by a duty of confidentiality, without the prior written consent of the Issuer.

14.2

APPENDIX I

ACCREDITED INVESTOR CERTIFICATE

FOR ALL PURCHASERS PURCHASING SECURITIES AS AN “ACCREDITED INVESTOR”

To: Nuclea Energy Inc. (the “Issuer”)

Capitalized terms used in this Appendix I and defined in the subscription agreement to which this Appendix I is attached have the meaning defined in such subscription agreement unless otherwise defined herein.

In connection with the purchase by the undersigned purchaser (the “Purchaser”) of Shares of the Issuer, the Purchaser hereby represents, warrants, covenants and certifies to the Issuer that the Purchaser (or any principal for which the undersigned is acting as agent) at the date of this Certificate and as of the Closing Date is and will be resident in the jurisdiction as set out on page (ii) of this Agreement and is an “accredited investor” within the meaning of National Instrument 45-106 and if resident in Ontario within the meaning of section 73.3(2) of the Ontario Securities Act by virtue of satisfying one of the indicated criteria as set out in Exhibit “1” to this Accredited Investor Certificate and as so marked by the Purchaser.

If the Purchaser is an individual “accredited investor” within the meaning of National Instrument 45-106 by virtue of satisfying one of the indicated criteria in paragraphs (j), (k) or (l) as set out in Exhibit “1” to this Accredited Investor Certificate, the Purchaser has also completed and signed the Form 45-106F9 - Form for Individual Accredited Investors attached as Exhibit “2” to this Accredited Investor Certificate.

Name of Purchaser

Signature

If the Purchaser is a corporation, name and office or title of Signatory

EXHIBIT “1”

** Please check the appropriate box**

“accredited investor” means:

☐	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank;

☐	(a1)	in Ontario, a financial institution that is (i) a bank listed in Schedule I, II or III of the Bank Act (Canada); (ii) an association to which the Comparative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of the Securities Act (Ontario); or (iii) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)	a subsidiary of any person referred to in paragraph (a), (a1) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada, as a representative of a person referred to in paragraph (d);

☐	(e1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds Cdn$1,000,000, IF YOU INITIAL THIS CATEGORY, YOU MUST COMPLETE, INITIAL, AND SIGN THE RISK ACKNOWLEDGEMENT FORM (Form 45-106F9 – Form for Individual Accredited Investors) ATTACHED AS EXHIBIT “2”;

☐	(j1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds Cdn$5,000,000;

☐	(k)	an individual whose net income before taxes exceeded Cdn$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year, IF YOU INITIAL THIS CATEGORY, YOU MUST COMPLETE, INITIAL, AND SIGN THE RISK ACKNOWLEDGEMENT FORM (Form 45-106F9 – Form for Individual Accredited Investors) ATTACHED AS EXHIBIT “2”;

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least Cdn$5,000,000, IF YOU INITIAL THIS CATEGORY, YOU MUST COMPLETE, INITIAL, AND SIGN THE RISK ACKNOWLEDGEMENT FORM (Form 45-106F9 – Form for Individual Accredited Investors) ATTACHED AS EXHIBIT “2”;

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least Cdn$5,000,000 as shown on its most recently prepared financial statements;

☐	(n)	an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or

☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

For the purposes hereof:

“Canadian financial institution” means (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (b) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

“financial assets” for the purposes of paragraphs (j) and (j.1) means (a) cash; (b) securities; or (c) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of the Purchaser’s personal residence or other real estate is not included in a calculation of financial assets.

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction.

“indirect interest” means an economic interest in the person referred to in paragraph (t).

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC.

“net assets” for the purposes of paragraph (l) means all of the Purchaser’s total assets minus all of the Purchaser’s total liabilities. The calculation of total assets includes the value of a purchaser’s personal residence and the calculation of total liabilities includes the amount of any liability (such as a mortgage) in respect of the Purchaser’s personal residence. The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the securities to the Purchaser.

“NI 45-106” means National Instrument 45-106 Prospectus Exemptions.

“person” includes (a) an individual; (b) a corporation; (c) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and (d) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

“related liabilities” means (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or (b) liabilities that are secured by financial assets.

“spouse” means an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Affiliate and Control

A.	an issuer is an affiliate of another issuer if (a) one of them is the subsidiary of the other; or (b) each of them is controlled by the same person.

B.	a person (first person) is considered to control another person (second person) if (a) the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation; (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership; or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

EXHIBIT “2”

Form 45-106F9
Form for Individual Accredited Investors

WARNING!
This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLTED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Common Shares of the Issuer	Issuer: Nuclea Energy Inc.
Purchased from: Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $______________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
● Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
● Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
● Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
● Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:

SECTION 5 TO BE COMPLETED BY THE SALESPERSON

5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

For investment in a non-investment fund

Nuclea Energy Inc.
9525 Grant Place

Delta, British Columbia, V4C 6A2,

Attention: Sagar Sanghera

Email: Sagar Sanghera

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.
2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.
3.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

APPENDIX II

(U.S. Purchasers)

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:	Nuclea Energy Inc. (the “Issuer”)

Capitalized terms used in this Appendix II and defined in the subscription agreement to which this Appendix II is attached have the meaning defined in such subscription agreement unless otherwise defined herein.

The Purchaser represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

(a)	it understands and agrees that the Shares have not been and will not be registered under the 1933 Act, or any applicable securities laws of any state of the United States, and the Shares are being offered and sold only to “accredited investors”, that satisfy one or more of the criteria set forth in Rule 501(a) of Regulation D under the 1933 Act (“Accredited Investors”), in reliance on the exemption from such registration requirements provided by Rule 506(b) of Regulation D under the 1933 Act and/or section 4(a)(2) under the 1933 Act;

(b)	it is purchasing the Shares for its own account or for the account or benefit of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Shares has any intention to distribute either directly or indirectly any of the Shares in the United States or to, or for the account or benefit of, U.S. Persons or person in the United States; provided, however, that this paragraph shall not restrict the Purchaser from selling or otherwise disposing of any of the Shares pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(c)	it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Shares, is an Accredited Investor and satisfies one or more of the categories of an Accredited Investor, as indicated below (the Purchaser must initial “P” for the Purchaser, and “BP” for each Beneficial Purchaser, if any, on the appropriate line(s)):

Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

Category 4.	An insurance company as defined in Section 2(a)(13) of the 1933 Act; or

Category 5.	An investment company registered under the United States Investment Company Act of 1940; or

Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

Category 9.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

Category 11.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of US$5,000,000; or

Category 12.	Any director or executive officer of the Issuer; or

Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds US$1,000,000; provided, however, that (i) a person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

Category 14.	A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 15.	A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

Category 16.	Any entity in which all of the equity owners are Accredited Investors (if this alternative is checked, you must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an Accredited Investor);

(d)	it acknowledges that the Securities are “restricted securities”, as such term is defined under Rule 144 under the 1933 Act, and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the 1933 Act and any applicable securities laws of any state of the United States, and it agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Securities absent such registration, it will not offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Securities, directly or indirectly, except;

(i)	to the Issuer; or

(ii)	outside the United States in an “offshore transaction” in compliance with the requirements of Rule 904 of Regulation S under the 1933 Act, if available, and in compliance with applicable local laws and regulations; or

(iii)	in compliance with an exemption from registration under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “Blue Sky” laws; or

(iv)	in a transaction that does not require registration under the 1933 Act or any applicable state securities laws;

and, in the case of subparagraph (iii) or (iv), it has furnished to the Issuer an opinion of counsel of recognized standing, or such other evidence as the Issuer or its transfer agent may require, in form and substance reasonably satisfactory to the Issuer to such effect; and

(e)	it understands and acknowledges that upon the original issuance of the Securities, and until such time as it is no longer required under applicable requirements of the 1933 Act or any applicable securities laws of any state of the United States, all certificates representing the Securities and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF Nuclea Energy Inc. (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF SUBPARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR SUCH OTHER EVIDENCE AS THE CORPORATION MAY REQUIRE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

provided, that if the Securities are being sold under clause (B) above (and in compliance with Canadian local laws and regulations), at a time when the Issuer is a “foreign issuer” as defined in Rule 902(e) of Regulation S under the 1933 Act, the legend set forth above may be removed by providing a declaration and broker letter in the forms attached to this Appendix II, or in such form as the Issuer may from time to time prescribe, together with such other documentation as the Issuer may reasonably require, including, but not limited to, an opinion of counsel of recognized standing or other evidence of exemption, in either case reasonably satisfactory to the Issuer, to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the 1933 Act; and

provided further, that, if any of the Securities are being sold pursuant to Rule 144 of the 1933 Act, the legend may be removed by delivery to the Issuer of an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer, to the effect that the legend is no longer required under applicable requirements of the 1933 Act;

(f)	it understands and acknowledges that the Issuer has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Securities in the United States;

(g)	the office or other address of the Purchaser at which the Purchaser received and accepted the offer to purchase the Shares is the address listed as the “Purchaser’s Residential or Head Office Address” on page (ii) of the Agreement;

(h)	it acknowledges that it has not purchased the Shares as a result of any form of General Solicitation or General Advertising, including, but not limited to, any press releases made by the Issuer relating to the proposed offering of the Shares or any report, notification or summary of the same;

(i)	it acknowledges that it had a prior relationship with either the Issuer or a finder of the Issuer before such time as any announcement, press release, or other notice or report of the offering of the Shares was made by the Issuer;

(j)	it understands and agrees that there may be material tax consequences to the Purchaser of an acquisition, disposition or exercise of any of the Securities; the Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the Purchaser’s acquisition or disposition of such Securities; in particular, no determination has been made whether the Issuer will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code;

(k)	it understands that the Issuer has an obligation to provide “cost basis” tax information to the United States Internal Revenue Service related to transactions in the Issuer’s securities;

(l)	it understands and agrees that the financial statements of the Issuer have been prepared in accordance with Canadian generally accepted accounting principles and International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(m)	it understands that all documents, records and books pertaining to this investment have been made available for inspection by it or its representatives, and that the books and records of the Issuer will be available, upon reasonable notice, for inspection by prospective investors during reasonable business hours at the Issuer’s principal place of business;

(n)	it has had the opportunity to ask questions of and receive answers from the Issuer regarding the investment, and has received all the information regarding the Issuer that it has requested;

(o)	it understands that the Issuer may instruct its registrar and transfer agent not to record any transfer of any Securities of the Issuer without first being notified by the Issuer that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the 1933 Act and applicable securities laws of any state of the United States;

(p)	it consents to the Issuer making a notation on its records or giving instruction to the registrar and transfer agent of the Issuer order to implement the restrictions on transfer set forth and described herein;

(q)	it understands and acknowledges that the Issuer (i) is not obligated to remain a “foreign issuer” within the meaning of Regulation S under the 1933 Act, (ii) may not, at the time the Securities are resold or otherwise transferred by it or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions that could cause the Issuer not to be a foreign issuer, and if the Issuer is not a foreign issuer at the time of any resale or other transfer of Securities pursuant to Rule 904 of Regulation S under the 1933 Act, the certificates representing the Securities may continue to bear the legend described in paragraph (e) above;

(r)	it understands that (i) the Issuer may be deemed to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents (a “Shell Company”), (ii) if the Issuer is deemed to be, or to have been at any time previously, a Shell Company, Rule 144 under the 1933 Act may not be available for resales of the Securities, and (iii) the Issuer is not obligated to make Rule 144 under the 1933 Act available for resales of the Securities;

(s)	it understands that the Issuer is incorporated under the laws of the Province of British Columbia, that substantially all of the Issuer’s assets are located outside the United States and that most or all of its directors and officers are residents of countries other than the United States, and, as a result, it may be difficult for the Purchaser to effect service of process within the United States upon the Issuer or such directors or officers, or to realize in the United States upon judgments of courts of the United States predicated upon civil liability of the Issuer and the directors and officers under the U.S. federal securities laws;

(t)	it confirms that it or the Beneficial Purchaser, if any, (i) is able to bear the economic risk of the investment in the Shares, (ii) is able to hold the Shares for an indefinite period of time, (iii) is able to afford a complete loss of its investment and that it has adequate means of providing for its current needs and possible personal contingencies, and that it has no need for liquidity in this investment, (iv) finds this investment is suitable for it based upon its investment holdings and financial situation and needs, and this investment does not exceed ten percent of its net worth, and (v) by reason of its business or financial experience could be reasonably assumed to have the capacity to protect its own interests in connection with this investment; and

(u)	it acknowledges that the Issuer may pay a finders fee to certain parties in connection with the placement of certain Shares in the United States.

The foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining its suitability as a purchaser of Shares. The undersigned undertakes to notify the Issuer immediately of any change in any statement set forth herein which takes place prior to the Closing.

Dated at	on________________________	, 2025.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

FORM OF DECLARATION FOR REMOVAL OF U.S. LEGEND

To:	Nuclea Energy Inc. (the “Issuer”)

The undersigned (A) acknowledges that the sale of __________________ (the “Securities”) of the Corporation, represented by certificate number(s) __________________, to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not (a) an “affiliate” of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act, except any officer or director of the Company who is an affiliate solely by virtue of holding such position) (b) a “distributor” as defined in Regulation S or (c) an affiliate of a distributor; (2) the offer of such Securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such Securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such Securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act.

Terms used herein have the meanings given to them by Regulation S.

DATED:

By:

Name:

Title:

Affirmation by Seller’s Broker-Dealer

We have read the foregoing representations of our customer, _________________________ (the “Seller”), dated ____________, with regard to the sale, for such Seller’s account, of _________________ (the “Securities”) of the Corporation represented by certificate number(s) ______________. We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or another “designated offshore securities market” (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Name of Firm

By:
Authorized Officer

Date:

APPENDIX III
CERTIFICATE OF INTERNATIONAL PURCHASER

(FOR NON-CANADIAN PURCHASERS, OTHER THAN U.S. PURCHASERS)

If you are unsure as to the meanings of the words and phrases which are used in this Certificate of International Purchaser, or are unsure as to the meaning of this Certificate of International Purchaser, please contact your broker and/or legal advisor before completing this certificate.

In connection with the purchase by the undersigned Subscriber of the Shares, the undersigned Subscriber hereby represents, warrants, covenants and certifies to the Corporation (and acknowledges that the Corporation and its legal counsel are relying thereon) that:

(a)	The Subscriber is, and (if applicable) any beneficial purchaser for whom it is acting hereunder is, a resident of, or otherwise subject to, the securities legislation of a jurisdiction other than Canada and the United States.

(b)	The Subscriber is, and (if applicable) any other purchaser for whom it is acting hereunder, is:

(i)	a purchaser that is recognized by the securities regulatory authority in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is acting hereunder is resident or otherwise subject to the securities laws of such jurisdiction, as an exempt purchaser and is purchasing the Shares as principal for its, or (if applicable) each such other purchaser’s, own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution; or

(ii)	a purchaser which is purchasing the Shares pursuant to an exemption from any prospectus or securities registration requirements (particulars of which are enclosed herewith) available to the Corporation, the Subscriber and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Subscriber and any such other purchaser are otherwise subject to, and the Subscriber and any such other purchaser shall deliver to the Corporation such further particulars of the exemption and their qualification thereunder as the Corporation may reasonably request.

(c)	The purchase of the Shares by the Subscriber, and (if applicable) each such other purchaser, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger: (i) any obligation to prepare and file a prospectus, an offering memorandum or similar document, or any other ongoing reporting requirements with respect to such purchase or otherwise; or (ii) any registration or other obligation on the part of the Corporation.

(d)	The Subscriber, and (if applicable) any other purchaser for whom it is acting hereunder will not sell or otherwise dispose of the Shares except in accordance with applicable Canadian securities laws, and if the Subscriber, or (if applicable) such beneficial purchaser sell or otherwise dispose of any Shares to a person other than a resident of Canada, the Subscriber, and (if applicable) such beneficial purchaser, will obtain from such purchaser representations, warranties and covenants in the same form as provided in this Exhibit and shall comply with such other requirements as the Corporation may reasonably require.

[Remainder of page intentionally left blank. Signature page follows.]

The foregoing representations contained in this Certificate of International Purchaser are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time (as defined in the Subscription Agreement to which this Exhibit is attached) and the Subscriber acknowledges that this Certificate of International Purchaser is incorporated into and forms a part of the Subscription Agreement to which it is attached. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Corporation prior to the Closing Time.

EXECUTED at _____________________, this ________ day of ___________________, 202__.

IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY:	*	IF AN INDIVIDUAL:

*

*

	*	Signature
Name of Subscriber
*

*

	*	Print Name
Signature of Authorized Signatory
*

*

Name and Position of Authorized Signatory

APPENDIX IV
Term Sheet

Issuer	Nuclea Energy Inc., a British Columbia corporation (the “Issuer”)
Securities / Price	Non-brokered private placement of common shares (the “Shares”) at US$1.40 per Share
Offering Size / Minimum Ticket	Target US$2,700,000, up to US$4,000,000; minimum subscription US$50,000 (Issuer may waive)
Escrow & Minimum Raise	Subscription proceeds to be held in trust by Endeavor Trust Corporation (the “Escrow Agent”) pursuant to an escrow agreement and released on reaching a US$2,000,000 minimum within 45 days of opening; otherwise returned by the Escrow Agent without interest
Use of Proceeds	General corporate purposes
Jurisdictions	Canada, United States, and certain offshore jurisdictions where lawful and no local prospectus/registration is required
Exemptions

The Private Placement will be made in accordance with exemptions from registration and prospectus requirements including the following:

(a)     the “private issuer” exemption found in section 2.4 of National Instrument 45-106 Prospectus Exemptions (“National Instrument 45-106”); and

(b)     the “accredited investor” exemption found in section 2.3 of National Instrument 45-106 and for residents of Ontario as found in section 73.3(2) of the Ontario Securities Act.

With respect to U.S. Purchasers (defined below), the Private Placement will be made only to “accredited investors” that satisfy one of the criteria of an “accredited investor” found in section 2.4 of National Instrument 45-106 and one or more of the criteria set forth in Rule 501(a) of Regulation D under the 1933 Act, in reliance on the exemption from such registration requirements provided by Rule 506(b) of Regulation D under the 1933 Act and/or section 4(a)(2) under the 1933 Act. Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Lock-Up (U.S. Listing)	6-month post-listing with staged releases at $7.50 (33%), $10.00 (66%), $15.00 (100%) upon 10-day/100k volume triggers; 3% daily volume cap.
Resale / Legends	Indefinite Canadian hold while non-reporting; U.S. 1933 Act restrictive legend; stop-transfer and removal via Rule 904 (Reg S) or Rule 144 if available (with opinion/broker letter as applicable)
Finders	The Issuer may pay a finder’s fee in connection with the Private Placement, payable in cash or securities of the Issuer on terms to be negotiated.
Conditions	Execution of definitive subscription agreement and delivery of funds; Issuer acceptance
Governing Law	Province of British Columbia
Closing	One or more tranches on or about September [●], 2025 , at Issuer’s discretion

SCHEDULE “A”